EXHIBIT 10-O

["THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933."] DATED: AUGUST 20, 1996



                             PARLEX CORPORATION

                  1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN


      1.  PURPOSE.
          --------

      This Non-Qualified Stock Option Plan shall be known as the 1996 Outside Directors' Stock Option Plan (the "Plan"). The purpose of the Plan is to enhance the ability of Parlex Corporation (the "Company") (i) to attract and retain as Directors of the Company knowledgeable and experienced persons of the highest caliber who are not employees of the Company, (ii) to reinforce the mutuality of interests between members of the Board of Directors and the stockholders of the Company, and (iii) to enable members of the Board of Directors to participate in the long-term success and growth of the Company.

      2.  RIGHTS TO BE GRANTED.
          ---------------------

      Under this Plan, options (the "Option" or "Options") are granted that give an optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $0.10, of the Company (the "Common Stock"). The option price is determined in each instance in accordance with the terms of this Plan.

      3.  ADMINISTRATION.
          ---------------

      The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan (a) to grant Options in accordance with the Plan to such directors as are eligible to receive Options; (b) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 17, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him under an Option and to waive any condition or provision of an Option.

      4.  STOCK SUBJECT TO PLAN.
          ----------------------

      Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock, par value $0.10 per share, reserved and available for distribution under the Plan shall be 100,000 shares. Such shares may be authorized and unissued shares or may be shares previously issued and thereafter reacquired by the Company. If an Option granted under the Plan shall expire or terminate for any reason without having been exercised, in whole or in part, the unpurchased shares subject to such Option shall again be available for subsequent option grants under the Plan.

      5.  ELIGIBILITY.
          ------------

      Options may be granted pursuant to this Plan only to non-employee members of the Board of Directors of the Company (an "Outside Director").

      6.  GRANT OF OPTIONS.
          -----------------

            (a) Effective as of August 20, 1996, (the "Initial Grant Date") and on the date of each annual meeting of stockholders thereafter beginning with the 1997 Annual Meeting of Stockholders ("Annual Grant Date"), each person (the "Optionee") who is an Outside Director of the Company shall automatically be granted, without further action by the Board, an Option to purchase one thousand (1,000) shares of the Company's Common Stock. The date upon which each option grant is to be automatically made hereunder is referred to herein as the "Date of Grant". Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all Options hereunder is in all respects subject to, and this Plan and Options granted under it shall be of no force and effect unless and until, and no Option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the approval of the Plan by the affirmative vote of a majority of the Company's shares present (in person or by proxy) and entitled to vote at a meeting of stockholders at which the Plan is presented for approval. In the event that such approval as aforesaid has not been received on or before January 1, 1997, then in such event this Plan and any options granted hereunder shall be null and void, and upon the occurrence of such approval as aforesaid, the Plan and such Options shall be effective as of the date of the Board of Directors' approval of the Plan.

            (b) During the term of the Plan, each member of the Company's Board of Directors who is not an employee of the Company and becomes a member of the Board of Directors after August 20, 1996, shall receive, on the first Annual Grant Date following the date on which he became a member of the Board, an Option to purchase the number of shares of Common Stock equal to the product of 1,000 and a fraction, the numerator of which is the number of days during the year preceding such Annual Grant Date that such Director served as a member of the Board and the denominator of which is 365.

            (c) In addition to the specific option grants referred to in subsections (a) and (b) above, the Company's Board of Directors may award Options on an annual basis to purchase up to one thousand five hundred (1,500) shares of the Company's Common Stock to Outside Directors in recognition of extraordinary efforts and contributions to the Board. Except for the specific Options referred to in subsections
      (a),(b), and (c) above, no other Options shall be granted under this Plan.

            (d) No fractional shares shall be granted under the terms of this Plan.

            (e) If at any time there are insufficient shares available under the Plan to grant the Options prescribed by this Section 6, the number of shares for which Options shall be granted shall be prorated equally among the Outside Directors entitled to receive such Options.

      7.  FORM OF OPTION AGREEMENT.
          -------------------------

      Each Option granted under the provisions of this Plan shall be evidenced by an Option Agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors.

      8.  OPTION PRICE.
          -------------

      The purchase price of the stock covered by an Option granted pursuant to this Plan shall be the Market Price (as defined below) as determined on the date when the Options are initially granted to the Outside Director.
For purposes of this Plan, the Market Price shall be the closing sale price of a share of Common Stock as listed on the NASDAQ National Market System on the date of grant (or the last closing sale price of the next business day in the event there were no such trades on the date of grant).

      9.  METHOD OF EXERCISE OF OPTION.
          -----------------------------

            (a) Subject to the terms and conditions of this Plan and the Option Agreement, an Option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the Option, valued at the Market Price determined in accordance with the provisions of Section 8; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the Option, if fewer than one hundred (100) shares.

            (b) In the event of a Change of Control (as defined herein), all Options outstanding (whether or not then exercisable) as of the date of such Change in Control shall automatically become vested and fully exercisable, but in no event shall they be exercised later than the specified expiration date of the option. For purposes of the Plan, the term "Change of Control" means the happening of any of the following: (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the"Act") (other than the Company or a subsidiary or any employee benefit plan (including its trustee) of either the Company or a subsidiary) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or its subsidiary through purchase of assets, or by merger, or otherwise; or (iii) if, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor institution. For purposes of this Section (i) above, the term "person" shall exclude all persons who are currently officers or directors of the Company, or spouses, blood relatives or stepchildren of such officers or directors, and trusts for the benefit of any such persons, and the estates of any such persons.

      10.  OPTION PERIOD.
           --------------

      Each Option and all rights thereunder shall expire ten years from the day on which the Option is granted, subject to earlier termination as provided in the Plan.

      11.  EXERCISE OF OPTIONS.
           --------------------

      Each Option granted under the Plan shall become exercisable one (1) year from the date of the grant of such Option. Upon any exercise of an Option, the Optionee shall specify for which Option or portion thereof he wishes to exercise up to the full amount which have become exercisable as of that date. To the extent that an Option is not exercised by an Optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the expiration of the exercise period.


      12.  NONTRANSFERABILITY OF OPTIONS.
           ------------------------------

      No Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the Optionee, the Option shall be exercisable only by such person.

      13.  TERMINATION OF OPTION RIGHTS.
           -----------------------------

            (a) In the event an Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised Options granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void, and any Options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the Optionee within a period of thirty (30) days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option.

            (b) In the event that an Optionee ceases to be a member of the Board of Directors of the Company by reason of his or her disability or death, any Option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised Options shall be exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the Option.

      14.  GENERAL RESTRICTIONS.
           ---------------------

            (a) The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.
      The certificates for any shares of stock acquired under the Plan may include any legend which the Company deems appropriate to reflect any restrictions on transfer.

            (b) Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Company. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

            (c) No member of the Board, nor any officer or employee of the Company acting on behalf of the Board or the Company, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      15.  RIGHTS AS A STOCKHOLDER AND DIRECTOR.
           -------------------------------------

            (a) The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to him for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

            (b) Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the director has a right to continue as a director for any period of time, or at any particular rate of compensation.

      16.  ADJUSTMENTS TO OPTIONS.
           -----------------------

      In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, merger, consolidation, recapitalization, or reclassification, or in the event of a stock split, stock dividend, combination of shares or subdivision, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares under the Plan, to the end that the proportionate interest of the option holder shall be maintained as it existed before the occurrence of such event. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Act, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

      17.  AMENDMENT OF THE PLAN.
           ----------------------

      The Board of Directors may at any time alter, amend, modify, suspend or terminate the Plan; provided however, that except as provided in Section 9(b) above, no alteration, amendment, modification, suspension or termination shall be made, without approval by the affirmative vote of a majority of the Company's shares present (in person or by proxy) and entitled to vote at a meeting of stockholders, which would:

      (a) increase the maximum number of shares for which Options may be granted under the Plan;

      (b)   change the option exercise price (except as provided in Section
            16);

      (c) change the designation of the class of persons eligible to participate in the Plan;

      (d) otherwise materially increase benefits accruing to option holders under the Plan; or

      (e) impair the rights of a participant under an Option previously granted to him, without the participant's consent.

      Notwithstanding the foregoing, in no event may the Plan be amended more than once every six months. It is the intention that the Plan and the operation thereof qualify for the exemption provisions contained in Rule 16b-3 adopted by the Securities and Exchange Commission under the Act, as amended, as in effect from time to time or any successor rule ("Rule"). To the extent that the implementation or operation of any provision hereof does not comply with the requirements of the Rule as applicable to the Plan, such provision shall be inoperative or shall be interpreted, to the extent practicable, to apply in a manner not inconsistent with the requirements of the Rule.

      18.  TAXES.
           ------

      The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

      19.  EFFECTIVE DATE AND DURATION OF THE PLAN.
           ----------------------------------------

            (a) Effective Date. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to approval by the Company's stockholders, all as more fully set forth in Section 6 above.

            (b) Termination. Unless sooner terminated as provided herein, the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan.